EXHIBIT 99.2
                                                                   ------------

                                           PRELIMINARY SUMMARY OF
                                             ACCOUNTING IMPACTS
                                           ----------------------


                                                                  REAL ESTATE                    COMBINED WITH CREDIT/
                                                            RELATED MISSTATEMENTS               REBILLING MISSTATEMENTS
                                                         ---------------------------         -----------------------------
PREDECESSOR PERIODS

         FISCAL 2000
                 Pre-tax income                              $ 1,570          4.41%                $ 1,871            5.26%
                 Net income                                  $   936          4.41%                $ 1,116            5.26%
                 PP&E                                        $    --          0.00%                $   301            0.28%
                 Other assets                                $ 1,570          2.76%                $ 1,570            2.76%
                 Stockholders' equity                        $   936          0.87%                $ 1,116            1.04%
                 Adjusted FIFO EBITDA                        $ 1,583          1.57%                $ 1,900            1.89%

         FISCAL 2001
                 Pre-tax income                              $ 3,959         10.01%                $ 5,244           13.26%
                 Net income                                  $ 2,406         10.01%                $ 3,187           13.26%
                 PP&E                                        $    --          0.00%                $ 1,586            1.17%
                 Other assets                                $ 5,529          8.23%                $ 5,529            8.23%
                 Stockholders' equity                        $ 3,342          1.16%                $ 4,303            1.50%
                 Adjusted FIFO EBITDA                        $ 4,032          3.93%                $ 5,418            5.28%

         FISCAL 2002
                 Pre-tax income                              $ 2,862          7.84%                $ 5,599           15.34%
                 Net income                                  $ 1,843          7.84%                $ 3,606           15.34%
                 PP&E                                        $   260          0.15%                $ 4,583            2.70%
                 Other assets                                $ 7,030          8.25%                $ 7,030            8.25%
                 Stockholders' equity                        $ 5,185          1.62%                $ 7,909            2.47%
                 Adjusted FIFO EBITDA                        $ 3,100          2.96%                $ 6,160            5.89%

         FISCAL 2003
                 Pre-tax income                              $   754         12.26%                $   992           16.14%
                 Net income                                  $   549         12.26%                $   722           16.12%
                 PP&E                                        $   260          0.14%                $ 4,821            2.54%
                 Other assets                                $ 7,860          8.85%                $ 7,860            8.85%
                 Stockholders' equity                        $ 5,734          1.75%                $ 8,631            2.64%
                 Adjusted FIFO EBITDA                        $ 1,156          1.51%                $ 1,908            2.49%

                                                                  REAL ESTATE                    COMBINED WITH CREDIT/
                                                            RELATED MISSTATEMENTS               REBILLING MISSTATEMENTS
                                                         ---------------------------         -----------------------------
         SEVEN MONTHS ENDED JULY 30, 2004
                 Pre-tax income                              $   675         15.16%                $   352            7.90%
                 Net income                                  $   503         15.16%                $   262            7.90%
                 PP&E                                        $   266          0.14%                $ 4,504            2.32%
                 Other assets                                $ 8,573          8.28%                $ 8,573            8.28%
                 Stockholders' equity                        $ 6,236          1.88%                $ 8,892            2.68%
                 Adjusted FIFO EBITDA                        $   858          1.90%                $   858            1.90%


SUCCESSOR PERIOD

         FIVE MONTHS ENDED DECEMBER 25, 2004
                 Pre-tax income                              $ 3,412          3.77%                $ 3,472            3.83%
                 Net income                                  $ 2,088          3.77%                $ 2,125            3.83%
                 PP&E                                        $    --          0.00%                $ 4,298            1.91%
                 Goodwill                                    $ 1,858          2.74%                $(2,380)          -3.51%
                 Other assets                                $   (42)        -0.01%                $   (42)          -0.01%
                 Stockholders' equity                        $ 2,088          1.13%                $ 2,125            1.15%
                 Adjusted FIFO EBITDA                        $ 3,454         10.56%                $ 3,751           11.46%